UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed, on April 9, 2012, Regis Merger S.A.R.L., a wholly-owned subsidiary of Regis Corporation (“Regis or the Company”), entered into a Share Purchase Agreement (“Agreement”) with Mr. Yvon Provost, Mrs. Olivia Provost, and Mr. Fabien Provost (collectively, the Provost Family) to sell Regis’ 46.7% ownership interest in Provalliance to the Provost Family (“Disposition”) for a purchase price of €80 million.  The transaction was completed on September 27, 2012 for net proceeds of $103.3 million.  The put and call arrangements between Regis and the Provost Family automatically terminated upon closing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

The June 30, 2012 unaudited pro forma consolidated balance sheet is presented as if the Disposition was effective June 30, 2012. The unaudited pro forma consolidated statement of operations for the twelve months ended June 30, 2012  presents the Company’s results of operations as if the Disposition had occurred on July 1, 2011. The pro forma adjustments are based on factually supportable available information and certain assumptions that management believes are reasonable.

These pro forma financial statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they necessarily indicative of future results. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended June 30, 2012.

REGIS CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

(Dollars in thousands, except per share data)

	June 30, 2012
	Historical Financial Statement	Pro Forma Adjustment Provalliance		Pro Forma Financial Statement
		(unaudited)		(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$111,943	$101,304	(a)	$213,247
Receivables, net	31,578	—		31,578
Inventories	148,441	—		148,441
Deferred income taxes	17,395	—		17,395
Income tax receivable	14,098	—		14,098
Other current assets	61,222	—		61,222
Total current assets	384,677	101,304		485,981
Property and equipment, net	323,060	—		323,060
Goodwill	536,655	—		536,655
Other intangibles, net	101,790	—		101,790
Investment in and loans to affiliates	166,176	(101,304	)(a)	64,872
Other assets	59,488	—		59,488
Total assets	$1,571,846	$—		$1,571,846
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$28,937	$—		$28,937
Accounts payable	50,454	—		50,454
Accrued expenses	172,582	—		172,582
Total current liabilities	251,973	—		251,973
Long-term debt and capital lease obligations	258,737	—		258,737
Other noncurrent liabilities	171,979	(633	)(b)	171,346
Total liabilities	682,689	(633)		682,056
Commitments and contingencies
Shareholders’ equity:
Common stock, $0.05 par value; issued and outstanding, 57,415,241 and common shares at June 30, 2012	2,871	—		2,871
Additional paid-in capital	346,943	—		346,943
Accumulated other comprehensive income	55,114	(30,038	)(c)	25,076
Retained earnings	484,229	30,671	(b)(c)	514,900
Total shareholders’ equity	889,157	633		889,790
Total liabilities and shareholders’ equity	$1,571,846	$—		$1,571,846

REGIS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, expect per share data)

	Twelve Months Ended June 30, 2012
	Historical Financial Statement	Pro Forma Adjustment Provalliance		Pro Forma Financial Statement
		(unaudited)		(unaudited)

Revenues:
Service	$1,712,703	$—		$1,712,703
Product	520,467	—		520,467
Royalties and fees	40,609	—		40,609
	2,273,779	—		2,273,779
Operating expenses:
Cost of service	985,154	—		985,154
Cost of product	249,655	—		249,655
Site operating expenses	198,725	—		198,725
General and administrative	302,572	—		302,572
Rent	340,805	—		340,805
Depreciation and amortization	118,071	—		118,071
Goodwill impairment	146,110	—		146,110
Total operating expenses	2,341,092	—		2,341,092
Operating loss	(67,313)			(67,313)
Other income (expense):
Interest expense	(28,245)	—		(28,245)
Interest income and other, net	5,130	—		5,130
Loss from continuing operations before income taxes and equity in (loss) income of affiliated companies	(90,428)	—		(90,428)

Income taxes	5,279	—		5,279
Equity in (loss) income of affiliated companies, net of income taxes	(30,043)	7,402	(d)	(22,641)
(Loss) income from continuing operations	(115,192)	7,402		(107,790)
Income from discontinued operations, net of taxes	1,099	—		1,099
Net loss	$(114,093)	$7,402		$(106,691)

Net loss per share:
Basic
Loss from continuing operations	(2.02)	0.13		(1.89)
Income from discontinued operations	0.02	—		0.02
Net loss per share, basic	$(2.00)	$0.13		$(1.87)
Diluted
Loss from continuing operations	(2.02)	0.13		(1.89)
Income from discontinued operations	0.02	—		0.02
Net loss per share, basic	$(2.00)	$0.13		$(1.87)
Weighted average common and common equivalent shares outstanding:
Basic	57,137	—		57,137
Diluted	57,137	—		57,137

Cash dividends declared per common share	$0.24	—		$0.24

REGIS CORPORATION

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(a)          Cash proceeds and elimination of investment based on €80 million purchase price ($101.3 million at June 30, 2012 based on a Euro to USD spot rate of 1.2663).

(b)         Elimination of equity put option that automatically terminated upon closing of the Provalliance sale. The impact of this adjustment is not included in the pro forma consolidated statement of operations, as it is a material non-recurring adjustment directly attributable to the sale transaction.

(c)          Recognition of cumulative translation gain associated with European salon operations as Regis has substantially liquidated its investment in foreign entities denominated in the Euro. The impact of this adjustment is not included in the pro forma consolidated statement of operations, as it is a material non-recurring adjustment directly attributable to the sale transaction.

(d)         Elimination of net Provalliance impact on Regis’ consolidated statement of operations for the twelve months ended June 30, 2012.  The $7.4 million adjustment consists of $9.8 million of Regis’ share of Provalliance income, a $37.4 million other than temporary impairment charge related to our investment in Provalliance and the $20.2 million gain associated with the decrease in fair value of the equity put option included in Regis’ consolidated statement of operations for the twelve months ended June 30, 2012.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated October 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 3, 2012	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99	Regis Corporation News Release dated October 2, 2012